UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Bit Digital, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, Floor 11 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 463-5121
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $.01 par value	BTBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 29, 2025, Bit Digital, Inc. (the “Company”) announced certain preliminary estimated and unaudited financial results for the two months ended and as of August 31, 2025. Based upon preliminary estimated and unaudited data, the Company expects revenue and cost of revenue (exclusive of depreciation) for the two months ended August 31, 2025 will be approximately $20.1 million to $22.2 million, and $8.2 million to $9.0 million, respectively, and cash and cash equivalents as of August 31, 2025 will be approximately $163.7 million to $173.9 million.

The estimated and unaudited data for the two months ended and as of August 31, 2025 are preliminary and based solely on information available to the Company as of September 29, 2025, and actual results for the two months ended August 31, 2025 remain subject to completion of its financial closing procedures. The Company’s financial closing procedures for the three months ending and as of September 30, 2025 are not yet complete and, as a result, the actual results for the two months ended August 31, 2025 included in the financial results for the three months ending September 30, 2025 may vary from the preliminary estimated and unaudited financial results presented herein.

 The preliminary and unaudited estimates presented herein have been prepared by, and are the responsibility of, management. Audit Alliance LLP, our independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial information. Accordingly, Audit Alliance LLP does not express an opinion or any other form of assurance with respect thereto.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 17, 2025, WhiteFiber, Inc. (“WhiteFiber”), the Company’s high performance computing (“HPC”) subsidiary, in its Form 10-Q for the quarter ended June 30, 2025, announced that WhiteFiber intends to complete its Tier-3 data center expansion project near Montreal, Canada (referred to as MTL-2) in the first half of 2026 as it prioritizes other builds and preserves capital for more time-sensitive projects, its data center site in Saint-Jerome, Quebec, a suburb of Montreal (referred to as MTL-3) in the fourth quarter of 2025, and the first 24 MW (gross) of its industrial/manufacturing building together with the underlying land located in Madison, North Carolina (referred to as NC-1) in the first quarter of 2026. While NC-1 is expected to be completed in the first quarter of 2026, WhiteFiber management expects it will start generating revenue in May of 2026.

In addition, the Company is filing certain updated risk factor disclosure applicable to WhiteFiber for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 14, 2025. The supplemental updated risk factors are filed herewith as Exhibit 99.1 and are incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact, included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “intends,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 (Annual Report) and any subsequently filed quarterly reports on Form 10-Q and any Current Reports on Form 8-K. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report.

The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. If any material risk was to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline and you could lose part or all of your investment. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Supplemental Risk Factors.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIT DIGITAL, INC.

Date: September 29, 2025	By:	/s/ Sam Tabar
		Name:	Sam Tabar
		Title:	Chief Executive Officer

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